Exhibit (e)(1)(i)

TRANSAMERICA FUNDS

AMENDED SCHEDULE I

UNDERWRITING AGREEMENT

The following series and classes of shares are offered effective as of March 1, 2022

Transamerica ClearTrack® 2015	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2020	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2025	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2030	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2035	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2040	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2045	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2050	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2055	Class R1
Class R3
Class R6

Transamerica ClearTrack® 2060	Class R1
Class R3
Class R6

Transamerica ClearTrack® Retirement Income	Class R1
Class R3
Class R6

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class C
Class I
Class R
Class R3

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class C
Class I
Class R
Class R3

Transamerica Asset Allocation –Growth Portfolio	Class A
Class C
Class I
Class R
Class R3

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class C
Class I
Class R
Class R3

Transamerica Asset Allocation Intermediate Horizon	Class R
Class R4

Transamerica Asset Allocation Long Horizon	Class R
Class R4

Transamerica Asset Allocation Short Horizon	Class R
Class R4

Transamerica Balanced II	Class I3
Class R
Class R4

Transamerica Bond	Class A
Class C
Class I
Class I2
Class R
Class R6

Transamerica Capital Growth	Class A
Class C
Class I
Class I2
Class R
Class R6

Transamerica Core Bond	Class I2

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2
Class R6

Transamerica Emerging Markets Opportunities	Class A
Class C
Class I
Class I2
Class R
Class R3
Class R4
Class R6

Transamerica Energy Infrastructure (formerly, Transamerica MLP & Energy Income)	Class A
Class C
Class I
Class I2

Transamerica Floating Rate	Class A
Class C
Class I
Class I2

Transamerica Government Money Market	Class A
Class C
Class I
Class I2
Class I3
Class R2
Class R4

Transamerica High Quality Bond	Class I3
Class R
Class R4

Transamerica High Yield Bond	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica High Yield ESG	Class A
Class C
Class I
Class I2
Class R
Class R3
Class R4
Class R6

Transamerica High Yield Muni	Class A
Class C
Class I
Class I2

Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2
Class R6

Transamerica Inflation-Protected Securities	Class I3
Class R
Class R4

Transamerica Intermediate Bond	Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Intermediate Muni	Class A
Class C
Class I
Class I2

Transamerica International Equity	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica International Focus (formerly, Transamerica International Growth)	Class A
Class C
Class I
Class I2
Class R
Class R4
Class R6

Transamerica International Small Cap Value	Class I
Class I2

Transamerica International Stock	Class A
Class I
Class I2
Class R6

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2
Class R6

Transamerica Large Core	Class I3
Class R
Class R4

Transamerica Large Growth	Class I3
Class R
Class R4
Class R6

Transamerica Large Value Opportunities	Class I3
Class R
Class R4

Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Mid Cap Value	Class I2

Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Multi-Asset Income	Class A
Class C
Class I
Class I2

Transamerica Multi-Managed Balanced	Class A
Class C
Class I
Class I2
Class R
Class R6

Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2
Class R6

Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Small/Mid Cap Value	Class A
Class C
Class I
Class I2
Class R6

Transamerica Stock Index	Class R
Class R4

Transamerica Sustainable Bond	Class A
Class C
Class I
Class I2
Class R
Class R3
Class R4
Class R6

Transamerica Sustainable Equity Income	Class A
Class C
Class I
Class I2
Class R6

Transamerica Total Return	Class I2

Transamerica Unconstrained Bond	Class A
Class C
Class I
Class I2

Transamerica US Growth	Class A
Class C
Class I
Class I2
Class T
Class R6